CERTIFICATE OF DESIGNATIONS, PREFERENCES
                             AND RELATIVE, OPTIONAL
                       OR OTHER SPECIAL RIGHTS OF SERIES A
                           CONVERTIBLE PREFERRED STOCK
                               AND QUALIFICATIONS,
                      LIMITATIONS AND RESTRICTIONS THEREOF

                                       OF

                              BUGSOLVER. COM, INC.

           (Under Section 151 of the Delaware General Corporation Law

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                             AND RELATIVE, OPTIONAL
                       OR OTHER SPECIAL RIGHTS OF SERIES A
                           CONVERTIBLE PREFERRED STOCK
                               AND QUALIFICATIONS,
                      LIMITATIONS AND RESTRICTIONS THEREOF

                                       OF

                               BUGSOLVER.COM, INC.

           (Under Section 151 of the Delaware General Corporation Law)

         Bugsolver.com, Inc. (the "CORPORATION"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         That, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of said Corporation, said Board of Directors duly adopted a resolution providing for the authorization of a series of Preferred Stock consisting of 1,000,000 shares designated Series A Convertible Redeemable Preferred Stock, which resolution is as follows:

         RESOLVED: That, pursuant to Article FOURTH of the Certificate of Incorporation of the Corporation, there be and hereby is authorized and created a series of Preferred Stock, hereby designated as the Series A Convertible Redeemable Preferred Stock, to consist of 1,000,000 shares, par value of $.01 per share, having the designations, preferences, relative participating, optional and other special rights, qualifications, limitations and restrictions as hereinafter set forth:

     SECTION 1. DESIGNATION. The designation of the series of Preferred Stock created hereby is a Series A Convertible Redeemable Preferred Stock and the number of shares constituting such series is 1,000,000 ("SERIES A PREFERRED STOCK").

     SECTION 2. RANK. Except as otherwise hereinafter specifically set forth, the Series A Preferred Stock shall, with respect to dividend rights, rights on redemption and rights on liquidation, winding up and dissolution, unless otherwise determined with the affirmative vote of a majority in interest of the then outstanding Series A Preferred Stock, rank prior to or on parity with any other series of preferred stock established by the Board of Directors as set forth in the resolution of the Corporation's Board of Directors creating any such other series, and prior to all classes of common stock of the Corporation ("Common Stock") except as specifically set forth in this Certificate of Incorporation. All such equity securities of the Corporation to which the Series A Preferred Stock ranks prior in respect to rights on liquidation, winding up and dissolution are collectively referred to herein as the "Junior Stock" and all such equity securities of the Corporation that rank on parity with the Series A Preferred Stock in respect to rights on liquidation, winding up and dissolution are collectively referred to as "Parity Stock".

     SECTION 3. DIVIDENDS. The holders of the Series A Preferred Stock shall not be entitled to receive dividends except to the same extent that dividends shall be paid or declared on any Common Stock of the Corporation during any fiscal year of the Corporation, with any dividends paid on Series A Preferred Stock in accordance herewith being paid on an as converted basis (with each share of Series A Preferred Stock being entitled to receive the same dividends as that number of shares of Common Stock into which such Series A Preferred Stock could be converted under the terms of this Certificate of Incorporation on the record date for such declaration and payment of dividends on the Common Stock).

SECTION 4.                 LIQUIDATION, DISSOLUTION OR WINDING UP.

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "LIQUIDATION EVENT"), each holder of outstanding shares of Series a Preferred Stock ("SERIES A SHARES") shall be entitled to be paid (on a ratable basis with any Parity Stock), for each share, out of the assets of the Corporation available for distribution to its stockholders an amount equal to $3.00 per share (adjusted appropriately for stock splits, stock dividends and the like), together with any declared but unpaid dividends to which the holders of Series A Shares are entitled pursuant to Section 3 hereof (altogether, the "SERIES A VALUE"), before any payment shall be made to the holders of any class of Common Stock or of any other Junior Stock.

     (b) After the payment or the setting apart the Series A Value per each Series A Share, the holders of the Common Stock or of any other Junior Stock shall be entitled to receive all remaining assets and funds of the Corporation ratably on a per-share basis.

     (c)      RESERVED.

     (d) If any of the assets of the Corporation are to be distributed other than in cash under this Section 4 or for any purpose, then the Board of Directors of the Corporation shall promptly engage independent competent appraisers to determine the value of the assets to be distributed to the holders of the Series A Preferred Stock and Common Stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of Series A Shares and shares of Common Stock of the appraiser's valuation. Notwithstanding the above, any securities to be distributed to the stockholders shall be valued as follows:

          (i) If traded on a securities exchange or on the Nasdaq National Market or the Nasdaq Small Cap Market or if traded over-the-counter actively (as determined by the Board of Directors of the Company), the value shall be deemed to be the average of the closing bid prices of the securities on such exchange over the 30-day period ending five (5) business days prior to the closing or consummation of the Liquidation Event;

          (ii) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of not less than a majority of Series a Shares; PROVIDED that if the Corporation and the holders of a majority of Series A Shares are unable to reach agreement, then by independent appraisal by an investment banker of national reputation hired and paid by the Corporation, but reasonably acceptable to the holders of a majority of Series A Shares.

     SECTION 5. VOTING RIGHTS. Except as otherwise expressly provided herein or as required by law, holders of Series A Shares shall be entitled to vote on all matters for which holders of Common Stock are entitled to vote. Each Series A Share shall entitle the holder thereof to such number of votes per share equaling the number of shares of Common Stock into which such share is convertible, determined as of the date for determination of holders of Common Stock entitled to vote with respect to such matter. Except as otherwise expressly provided herein or as required by law, the holders of Series A Shares and shares of Common Stock shall vote together as a single class on all matters.

     SECTION 6. CONVERSION. The holders of Series A Preferred Stock shall have the following conversion rights:

     (a) VOLUNTARY CONVERSION. A holder of any Series A Share shall be entitled, at any time and from time to time after the date hereof and up to and including September 30, 2001, to cause such Series A Share to be converted into the number of share(s) of Common Stock equal to $3.00 divided by the then-effective Series A CONVERSION PRICE. THE INITIAL "SERIES A CONVERSION PRICE" shall be $3.00 and shall be subject to adjustment as hereinafter provided.

     (b)      AUTOMATIC CONVERSION.

          (i) Each Series A Share shall automatically be converted into the number of share(s) of Common Stock equal to $3.00 divided by the then-effective Series A Conversion Price upon the earlier of (X) September 30, 2001, (Y) the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock of the Corporation to the public in which the proceeds received, net of underwriting discounts and commissions, equal or exceed $20,000,000 (a "QUALIFIED PUBLIC OFFERING"), (Z) the closing of a "Change in Control" transaction (as defined in subsection (ii) below).

          (ii) For purposes of this Section 6, a "Change in Control" means:

                  1)       there shall be consummated

                  i. any consolidation or merger of the Corporation in which the
                    Corporation is not the continuing or surviving corporation or pursuant to which any shares of the Corporation's Preferred Stock or Common Stock are to be converted into cash, securities or other property; PROVIDED, that it shall not be a Change in Control if the consolidation or merger is with a corporation which was a wholly-owned subsidiary of the corporation immediately before the consolidation or merger; and provided further, that even in the event that the Corporation is the continuing or surviving corporation, it shall be a Change in Control if the shareholders of the Corporation immediately prior to the consolidation or merger do not own 50% or more of the outstanding capital stock of the surviving corporation that is entitled to cast 50% or more of the votes for the election of directors of such surviving corporation immediately after the consolidation or merger; or

                 ii. any sale,  lease,   exchange  or  other  transfer  (in  one
                    transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation (other than to one or more directly or indirectly wholly-owned subsidiaries of the Corporation); or

                  2) any  person  (as such  term is used in  Sections  13(d) and
                    14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the Corporation's then outstanding voting capital stock; PROVIDED, that such person shall not be a wholly-owned subsidiary of the
                    Corporation immediately before it becomes such 50% beneficial owner.

     (C) CONVERSION PROCEDURES. Any holder of Series A Shares desiring to convert such shares into shares of Common Stock shall surrender the certificate or certificates representing the Series A Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for the Series A Preferred Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of the Series A Preferred Stock by the Corporation, accompanied by written notice of conversion. Such notice of conversion shall specify (i) the number of Series A Shares to be converted, (ii) the name or names in which such holder wishes the certificate or certificates for Common Stock and for any Series A Shares not to be so converted to be issued and (iii) the address to which such holder wishes delivery to be made of such new certificates to be issued upon such conversion. Upon surrender of a certificate or certificates representing Series A Shares for conversion, the Corporation shall issue and send by hand delivery, by courier or by first class mail (delivery cost or postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that a certificate or certificates representing Series A Shares, of which only a portion of the Series A Shares represented thereby is to be converted, have been surrendered, the Corporation shall issue and send to such holder or such holder's designee, in the manner set forth in the preceding sentence, a new certificate or certificates representing the number of Series A Shares that have not been converted.

     (D) EFFECTIVE DATE OF CONVERSION. The issuance by the Corporation of shares of Common Stock upon a conversion of Series A Shares into shares of Common Stock made at the option of the holder thereof pursuant to Section 6(a) hereof shall be effective as of the surrender of the certificate or certificates for the Series A Shares to be converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto). The issuance by the Corporation of shares of Common Stock upon a conversion of Series A Preferred Stock into Common Stock pursuant to Section 6(b)(i) hereof shall be deemed to be effective upon the earlier of September 30, 2001, immediately prior to the closing of the Qualified Public Offering, or immediately prior to the closing of a Change in Control. On and after the effective date of conversion, the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock.

     (e) FRACTIONAL SHARES. The Corporation shall not be obligated to deliver to holders of Series A Preferred Stock any fractional share of common stock issuable upon any conversion of such Series a Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

     (f) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Series A Preferred Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Series A Preferred Stock then outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of Series A Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all Series A Preferred Stock then outstanding and convertible into shares of Common Stock.

     (g) ADJUSTMENTS. The Series A Conversion Price in effect, and consequently the number of shares of Common Stock into which the Series A Preferred Stock is convertible, from time to time shall be subject to adjustment as follows:

                           (I) STOCK DIVIDENDS,  SUBDIVISIONS AND  COMBINATIONS.
                  Upon the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Series A Conversion Price shall, simultaneously with the happening of such dividend, distribution, subdivision or combination be adjusted by multiplying the then-effective Series A Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 6(g)(I) shall be given effect, in the case of payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

                           (II)     BELOW CONVERSION PRICE ISSUANCES.

                           (A) In the event  that on or prior to March 31,  2001
                  (the "Final Date") the Corporation shall issue shares of Preferred Stock or Common Stock, or securities that are convertible into, or exercisable or exchangeable for shares of Preferred Stock or Common Stock (the "Adjustment Convertible Securities) in transactions or pursuant to agreements other than those Approved Securities as identified in Section 6(l) below, which issuance, conversions, exercises or exchanges are at a price (or reasonable value if other than for payment in cash) per share that is less than $3.00 per share [which price per share shall be adjusted in accordance with, MUTATIS MUTANDIS, the provisions of Section 6(g)(I) above], the then
                  Series  A  Conversion  Price  shall,  simultaneously  with the

                  Closing of the transaction resulting in such triggering issuance of securities, be adjusted to reflect the same cash price or value per share of Preferred Stock or Common Stock as was paid or delivered in such transaction (or would be paid or delivered upon conversion, exercise or exchange of the Adjustment Convertible Securities sold in that transaction). Any adjustment of the Series A Conversion Price made pursuant to this subprovision 6(g) (11)(A) shall be disregarded if, as and when the rights to acquire shares of Common Stock or Preferred Stock upon exercise, conversion or exchange of the Adjustment Convertible Securities that gave rise to such Series A Conversion Price adjustment expire or are cancelled without having been exercised, converted or exchanged, so that the Series A Conversion Price effective immediately upon such cancellation or expiration shall be equal to the Series A Conversion Price in effect immediately prior to the time of the issuance of the expired or cancelled Adjustment Convertible Securities, with such additional adjustments as would have been made to the Series A Conversion Price had the expired or cancelled Adjustment Convertible Securities not been issued.

                           (B) If the  consideration  per share  provided for in
                  any options, warrants or other rights to subscribe for shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock or Preferred Stock (other than Approved Securities, as defined below in Section 6(l)) changes at any time on or prior to the Final Date, the Series A Conversion Price in effect at the time of such change shall be readjusted to the respective Series A Conversion Price that would have been in effect at such time had such options or convertible securities provided for such changed consideration per share (determined as provided in Section

                  6(G)(II)(A) hereof) at the time initially granted, issued or sold; provided that (i) such adjustment of the Series A Conversion Price will be made only as and to the extent that the Series A Conversion Price effective upon such adjustment remains less than or equal to $3.00 per share [which price per share shall be adjusted in accordance with, MUTATIS MUTANDIS, the provisions of Section 6(g) (I) above], and (ii) no such adjustment shall affect Common Stock previously issued upon conversion of Series A Preferred Stock. No adjustment of the Series A Conversion Price shall be made under this Section 6 upon the issuance of any additional shares of Common Stock that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible or exchangeable securities if an adjustment was previously made upon the issuance of such warrants, options, rights or convertible or exchangeable securities. Any adjustment of the Series A Conversion Price shall be disregarded if, as, and when the rights to acquire shares of Common Stock upon exercise or conversion of the warrants, options, rights or convertible or exchangeable securities that gave rise to such adjustment expire or are cancelled without having been exercised, converted or exchanged, so that the Series A Conversion Price effective immediately upon such cancellation or expiration shall be equal to the Series A Conversion Price in effect immediately prior to the time of the issuance of the expired or cancelled warrants, options, rights or convertible or exchangeable securities, with such additional adjustments as would have been made to the Series A

                  Conversion Price had the expired or cancelled warrants, options, rights or convertible or exchangeable securities not been issued.

                           (D) Except pursuant to Section 6(g)(I), no adjustment
                  of the Series A Stock Conversion Price may have the effect of increasing the Series A Conversion Price.

     (h) OTHER ADJUSTMENTS. In the event the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Corporation that they would have received had their Series A Preferred Stock been converted into Common Stock immediately prior to the date of such event and had they thereafter, during the period from the date of such event to and including the date of the conversion thereof in accordance with the terms of this Section 6, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 6 as applied to such distributed securities.

         If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend, subdivision or combination provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 6), then and in each such event the holder of each Series A Share shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification or other change, by holders of the number of share(s) of Common Stock into which such Series A Shares could have been converted immediately prior to such reclassification or change, all subject to further adjustment as provided herein.

     (i) MERGERS AND OTHER REORGANIZATIONS. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 6) or a merger or consolidation of the Corporation with or into another corporation (other than a Change of Control provided for elsewhere in this Section 6), then, as a part of and as a condition to the effectiveness of such reorganization, merger or consolidation, lawful and adequate provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property, if any, of the Corporation or of the successor corporation resulting from such reorganization, merger or consolidation, to which a holder of the number of shares of Common Stock deliverable upon conversion at the then applicable Series A Conversion Price would have been entitled on such reorganization, merger or consolidation. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Series A Preferred Stock after the reorganization, merger or consolidation to the end that the provisions of this
Section 6 (including, without limitation, provisions for adjustment of the Series A Conversion Price and the number of shares issuable upon the conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or property to be deliverable thereafter upon the conversion of the Series A Preferred Stock.

     (j) NOTICES. In each case of an adjustment or readjustment of the Series A Conversion Price, the Corporation will furnish each registered holder of Series A Preferred Stock with a certificate, prepared by the President of the Corporation, showing such adjustment or readjustment, and stating in reasonable detail the facts upon which such adjustment or readjustment is based.

     (k) NO IMPAIRMENT. Before taking any action that would cause an adjustment reducing the Series A Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of Series A Preferred Stock, the Corporation will use its best efforts to take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may legally and validly issue fully paid and nonassessable shares of Common Stock at such adjusted Series A Conversion Price. The Corporation will not, by amendment of its Certificate of Incorporation, this Certificate of Designations, or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

     (l) WHEN ADJUSTMENT NOT REQUIRED. Notwithstanding anything contained herein to the contrary, no adjustment to the Series A Conversion Price or the number of shares of Common Stock into which the Series A Preferred Stock is convertible will be required by reason of (i) the conversion of the Series A Preferred Stock or (ii) the issuance or sale of options or warrants to purchase shares of Common

Stock (including the issuance of shares of Common Stock pursuant to the exercise of the same) (A) of up to 610,000 shares (as adjusted for stock dividends, stock splits, stock combinations recapitalizations and the like) to directors, officers, consultants and other persons who have provided or agreed to provide services to the Corporation, which options and warrants are outstanding on September 30, 2000 (including the 50,000 options to acquire shares of Common Stock granted to Damon Testaverde in connection with the sale of 1,000,000 shares of Series A Preferred Stock, (B) such indeterminate number of shares (as adjusted for stock dividends, stock splits, stock combinations recapitalizations and the like) as may be granted to recipients of stock options and stock grants under outstanding consulting agreements in effect on September 30, 2000, and (C) whose issuance is approved by the Boards of Directors of the Corporation and TekInsight.com, Inc. (pursuant to any of clause (A), (B) or (C), collectively, "APPROVED SECURITIES").

     SECTION 7. REDEMPTION. On or prior to September 30, 2001, any holder of Series A Shares, by giving thirty (30) days prior written notice and delivering the certificate(s) for all such shares to the Corporation, may at any time elect to require the Corporation, to the extent it may lawfully do so, to redeem all but not less than all of such Series A Shares of such holder in exchange for delivery to such holder of 1.5 shares of TekInsight.com, Inc., a Delaware corporation ("Tek") Common Stock, $.0001 par value ("Tek Common Stock"), for each Series A share so redeemed (the "Redemption Ratio"), with such Redemption Ratio to be subject to equitable adjustment for any stock splits, stock combinations, divisions reclassifications, recapitalizations and the like affecting the Series A Shares or the Tek Common Stock. The Corporation shall deliver stock certificates evidencing the shares of Tek Common Stock to be

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

delivered on redemption, subject to such legends and the execution of such other agreements as the Corporation and/or Tek shall reasonably request in order to demonstrate compliance with applicable federal and state securities laws and regulations, thirty (30) days from the date on which the relevant Series A Shares share certificates were returned to the Corporation on redemption. Upon receipt of such notice, the Corporation shall promptly provide notice of such election to all other holders of Series A Preferred Stock. Each such other holder shall have the right to elect to have all of such holder's Series A Shares redeemed upon the foregoing terms at the same time as the initially electing holder by delivering to the Corporation (i) written notice thereof within 10 days of its notification by the Corporation of the initial election for redemption and (ii) the certificate(s) evidencing such shares.

     SECTION 8.   RESERVED  SECTION

     9. REACQUIRED SHARES. Any Series A Shares acquired by the Corporation by reason of redemption (otherwise than in accordance with Section 7 hereunder), purchase, conversion or otherwise shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Preferred Stock, unclassified as to series, and may be reissued as part of any series of Preferred Stock other than Series A Preferred Stock until such time as all outstanding shares of Series A Preferred Stock have been converted or redeemed in accordance with the provisions of this Certificate of INCORPORATION; PROVIDED, HOWEVER, that any such shares that are acquired by the Corporation by reason of redemption in accordance with Section 7 of this Certificate of Incorporation may be reissued or sold as Series A Preferred Stock.

     SECTION 10. NOTICES OF RECORD DATE. In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there

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

occurs any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any sale of all or substantially all of the assets of the Corporation to any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying
(a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of common stock (or other securities) shall be entitled to exchange their shares of common stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up.

     SECTION 11. OTHER RIGHTS. Except as otherwise provided in this Certificate of Designations or as required by the provisions of the General Corporation Law of the State of Delaware, each Series A Share and each share of Common Stock shall be identical in all respects, shall have the same powers, preferences and rights, without preference of any such class or share over any other such class or share, and shall be treated as a single class of stock for all purposes.




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



IN WITNESS WHEREOF, the undersigned has executed this certificate this ___   day
of __________, 2000.
                                                     BUGSOLVER.COM, INC.



                                                     By:
                                                        ------------------------
                                                          Name:      Steven Ross
                                                          Title:     President

Attest:



------------------
Name:
Title:





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